About Willis

Item 1 — Business
History and Development of the Company
Willis Group Holdings is the ultimate holding company for the Group. We trace our history to 1828 and are one of the largest insurance brokers in the world.
Willis Group Holdings was incorporated in Ireland on September 24, 2009 to facilitate the change of the place of incorporation of the parent company of the Group from Bermuda to Ireland (the ‘Redomicile’). At December 31, 2009, the common shares of Willis-Bermuda were canceled, the Willis-Bermuda common shareholders received, on a one-for-one basis, new ordinary shares of Willis Group Holdings, and Willis Group Holdings became the ultimate parent company for the Group.
For administrative convenience, we utilize the offices of a subsidiary company as our principal executive offices. The address is:

Willis Group Holdings Public Limited Company
c/o Willis Group Limited
The Willis Group
51 Lime Street
London EC3M 7DQ
England

Tel: +44 20 3124 6000

Available Information
The Company files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the ‘SEC’). You may read and copy any documents we file at the SEC’s Public Reference Room at 100 F Street, NE Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the Public Reference Room. The SEC maintains a website that contains annual, quarterly and current reports, proxy statements and other information that issuers (including Willis Group Holdings) file electronically with the SEC. The SEC’s website is www.sec.gov.
The Company makes available, free of charge through our website, www.willis.com, our annual report on Form 10-K, our quarterly reports on Form 10-Q, our proxy statement, current reports on Form 8-K and Forms 3, 4, and 5 filed on behalf of directors and executive officers, as well as any amendments to those reports filed or furnished pursuant to the Securities Exchange Act of 1934 (the ‘Exchange Act’) as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Unless specifically incorporated by reference, information on our website is not a part of this Form 10-K.
The Company’s Corporate Governance Guidelines, Audit Committee Charter, Risk Committee Charter, Compensation Committee Charter and Corporate Governance and Nominating Committee Charter are available on our website, www.willis.com, in the Investor Relations-Corporate Governance section, or upon request. Requests for copies of these documents should be directed in writing to the Company Secretary c/o Office of General Counsel, Willis Group Holdings Public Limited Company, Brookfield Place, 200 Liberty Street, New York, NY 10281.

General
We provide a broad range of insurance brokerage, reinsurance and risk management consulting services to our clients worldwide. We have significant market positions in the United States, in the United Kingdom and, directly and through our associates, in many other countries. We are a recognized leader in providing specialized risk management advisory and other services on a global basis to clients in many industries including aerospace, marine, construction and energy.
In our capacity as an advisor and insurance broker, we act as an intermediary between our clients and insurance carriers by advising our clients on their risk management requirements, helping clients determine the best means of managing risk, and negotiating and placing insurance with insurance carriers through our global distribution network.
We assist clients in the assessment of their risks, advise on the best ways of transferring suitable risk to the global insurance and reinsurance markets and then execute the transactions at the most appropriate available price, terms and conditions for our

Willis Group Holdings plc

clients. Our global distribution network enables us to place the risk in the most appropriate insurance or reinsurance market worldwide.
We also offer clients a broad range of services to help them to identify and control their risks. These services range from strategic risk consulting (including providing actuarial analysis), to a variety of due diligence services, to the provision of practical on-site risk control services (such as health and safety or property loss control consulting) as well as analytical and advisory services (such as hazard modeling and reinsurance optimization studies). We assist clients in planning how to manage incidents or crises when they occur. These services include contingency planning, security audits and product tampering plans. We are not an insurance company and therefore we do not underwrite insurable risks for our own account.
We derive most of our revenues from commissions and fees for brokerage and consulting services and do not determine the insurance premiums on which our commissions are generally based. Commission levels generally follow the same trend as premium levels as they are derived from a percentage of the premiums paid by the insureds. Fluctuations in these premiums charged by the insurance carriers can therefore have a direct and potentially material impact on our results of operations.
We and our associates serve a diverse base of clients including major multinational and middle-market companies in a variety of industries, as well as public institutions and individual clients. Many of our client relationships span decades. We have approximately 22,100 employees around the world (including approximately 3,700 at our associate companies) and a network of in excess of 400 offices in nearly 120 countries.
We believe we are one of only a few insurance brokers in the world possessing the global operating presence, broad product expertise and extensive distribution network necessary to meet effectively the global risk management needs of many of our clients.
Business Strategy
Today we operate in attractive growth markets with a diversified platform across geographies, industries, segments and lines of business. We aim to become the risk advisor, insurance and reinsurance broker of choice globally.
We believe we can achieve this by focusing on:

•
Growing our existing business organically. We help clients of all sizes and in every segment when we form teams of the right people from across our business that can provide every risk and human capital and benefits service the client needs. We call this team-based way of working ‘Connecting Willis’.

In the Connecting Willis model, client advocates ensure that our teams deliver a seamless service of tailored capabilities to every client including:

•	Regional and local market expertise

•	Industry and product specialist capabilities

•	Global placement knowledge and data

•	Cutting-edge analytics to address evolving risks

•
Strategic mergers and acquisitions that add geographic reach, industry expertise, new product offerings, and analytic capabilities. Every company in our portfolio is home to people who want to work at Willis.

•
Operational improvement that underpins our growth. We are modernizing the way we run our business in order to serve our clients better, enable the skills of our staff, and to lower our costs of doing business. Our Operational Improvement Program is making changes to our processes, our IT, our real estate and the location of our workforce. The Program is making us more effective and efficient, bringing us into line with other modern professional services firms.

•
Finally, we care as much about how we work as we do about the impact that we make. This means commitment to our values and behaviors, a framework that guides how we run our business and serve clients. Our values - integrity, advocacy, teamwork, respect, and development - help us to attract and retain the best and most diverse talent in our industry and beyond.

Through these strategies we aim to grow revenue with positive operating leverage, grow cash flows and generate compelling returns for investors.

About Willis

Our Business

Insurance and reinsurance is a global business, and its participants are affected by global trends in capacity and pricing. Accordingly, we operate as one global business which ensures all clients' interests are handled efficiently and comprehensively, whatever their initial point of contact. For information regarding revenues and operating income per segment, see Note 26 of the Consolidated Financial Statements contained herein.
Effective from January 1, 2015, the Company changed the way it manages and reports operating results, resulting in a change in the Company's operating and reportable segments from three segments, known as Willis Global, Willis North America and Willis International, into four segments: Willis Capital, Wholesale and Reinsurance ('Willis CWR'); Willis North America; Willis International; and Willis GB, which are described below.

Willis GB

Willis GB, our Great Britain-based insurance operations, combines our Global Specialty and UK Retail businesses to create a market leading client proposition comprising of the following four business units: Property & Casualty, Transport, Financial Lines and Retail Networks.

Our Willis GB business provides specialist brokerage and consulting services to clients worldwide for the risks arising from specific industrial and commercial activities. In these operations, we have extensive specialized experience handling diverse lines of coverage, including complex insurance programs, and acting as an intermediary between retail brokers and insurers. We increasingly provide consulting services on risk management with the objective of assisting clients to reduce the overall cost of risk.
Property & Casualty

Our Property and Casualty business provides property and liability insurance brokerage services across a wide range of industries including Natural Resources and Construction.  Our Natural Resources practice encompasses the oil and gas, mining, power and utilities sectors and provides services including property damage, offshore construction, liability and control of well and pollution insurance to global clients.  Our Construction practice provides risk management advice and brokerage services for a wide range international construction activities.  Clients of the construction practice include contractors, project owners, project managers consultants and financiers.
Transport

Our Transport business unit provides specialist expertise to the Transportation industry served by specialist Aerospace, Marine and Inspace practices.  Our Aerospace business provides insurance brokerage and risk management services to Aerospace clients worldwide, including aircraft manufacturers, air cargo handlers and shippers, airport managers and other general aviation companies.  Our Marine business provides insurance brokerage services including hull, cargo, P&I and general marine liabilities.  Our Marine clients include ship owners, ship builders, logistics operations, port authorities, traders and shippers.  Marine insurance brokerage is our oldest line of business dating back to our establishment in 1828.  The specialist Inspace team is also prominent in providing insurance and risk management services to the space industry.

Financial Lines

Our Financial Lines business specializes in political and credit risk, structured finance, project risk consulting, trade credit, Directors and Officers insurance as well as professional indemnity for corporations, financial institutions and professional firms on a global basis.

Retail Networks

Our UK retail operations provide risk management, insurance brokerage and related risks services to a wide array of industry and client segments.

Willis Group Holdings plc

Willis Capital, Wholesale and Reinsurance

Willis Capital Wholesale and Reinsurance includes Willis Re; Willis Capital Markets & Advisory; Willis' wholesale business and Willis Portfolio Underwriting Services.

Willis Re
We operate this business on a global basis and provide a complete range of transactional capabilities, including, in conjunction with Willis Capital Markets & Advisory, a wide variety of capital markets based products to both insurance and reinsurance companies. Our services are underpinned by leading modeling, financial analysis and risk management advice. We bolster and enhance all of these services with knowledge derived from our Willis Research Network, the insurance industry's largest partnership with global academic research.

Willis Capital Markets & Advisory

Willis Capital Markets & Advisory, with offices in New York, Hong Kong and London, provides advice to companies involved in the insurance and reinsurance industry on a broad array of merger and acquisition transactions as well as capital markets products, including acting as underwriter or agent for primary issuances, operating a secondary insurance-linked securities trading desk and engaging in general capital markets and strategic advisory work.

Willis Wholesale
Willis Wholesale includes Fine Art, Jewellery & Specie (“FAJS”), Hughes-Gibb (“HG”) and Special Contingency Risks (“SCR”). FAJS is a leader in dealing specifically with the insurance of Fine Art, Jewellery and Specie risks, operating on a global basis, with specific focus in the UK and US. The HG unit principally services the insurance and reinsurance needs of the thoroughbred horse racing and horse breeding industry and of the agri-business sector, covering livestock breeders, aquaculture & agriculture industries. SCR specializes in people risk solutions using a combination of risk management, kidnap and ransom and personal accident services and products to meet the needs of corporations and private clients.

Willis Portfolio Underwriting Services
Willis Portfolio and Underwriting Services (WPUS), with operations in London and in North America, brings together our existing set of Managing General Agent underwriting activities. Within WPUS we act on behalf of our insurance carrier partners and self -insured entities in product marketing and distribution, risk underwriting and selection, claims management and other general administrative responsibilities.

North America

Our North America business provides risk management, insurance brokerage, related risk services, and employee benefits brokerage and consulting to a wide array of industry and client segments in the United States and Canada. With around 80 locations, organized into seven geographical regions including Canada, Willis North America locally delivers our global and national resources and specialist expertise through this retail distribution network.

In addition to being organized geographically and by specialty, our North America business focuses on four client segments: global, large national/middle-market, small commercial, and private client, with service, marketing and sales platform support for each segment.

•	Construction
The largest industry practice group in North America is Construction, which specializes in providing risk management, insurance brokerage, and surety bonding services to the construction industry. Willis Construction provided these services to nearly 10,000 clients including approximately 20 percent of the Engineering News Record Top 400 contractors (a listing of the largest 400 North American contractors based on reported revenue). In addition, this practice group has expertise in professional liability insurance, controlled insurance programs for large projects and insurance for national homebuilders.

•	Human Capital
Willis Human Capital, fully integrated into the North America platform, is the Group's largest product-based practice group and provides health, welfare and human resources consulting, and brokerage services to all of our commercial client segments. This practice group's value lies in helping clients control employee benefit plan costs, reducing the amount of

About Willis

time human resources professionals spend administering their companies' benefit plans and educating and training employees on benefit plan issues.

•	Executive Risks
Another industry-leading North America practice group is Willis Executive Risks, a national team of technical professionals who specialize in meeting the directors and officers, employment practices, fiduciary liability insurance risk management, and claims advocacy needs of public and private corporations and organizations. This practice group also has expertise in professional liability, especially cyber risks.

•	Other industry practice groups
Other industry practice groups include Healthcare, serving the professional liability and other insurance and risk management needs of private and not-for-profit health systems, hospitals and physicians groups; Financial Institutions, serving the needs of large banks, insurers and other financial services firms; and Mergers & Acquisitions, providing due diligence, and risk management and insurance brokerage services to private equity and merchant banking firms and their portfolio companies.

International
Our International business comprises our operations in Western Europe, Central and Eastern Europe, Asia, Australasia, the Middle East, South Africa and Latin America.
Our offices provide services to businesses locally in nearly 120 countries around the world, making use of local expertise as well as skills, industry knowledge and expertise available elsewhere in the Group.
The services provided are focused according to the characteristics of each market and vary across offices, but generally include direct risk management and insurance brokerage, specialist and reinsurance brokerage and employee benefits consulting.
As part of our ongoing strategy, we continue to look for opportunities to strengthen our International market share through acquisitions and strategic investments. A list of significant subsidiaries is included in Exhibit 21.1 to this document.

We have also invested in associate companies; our significant associates at December 31, 2014 were GS & Cie Groupe ('Gras Savoye'), a French organization (30 percent holding) and Al-Futtaim Willis Co. LLC, organized under the laws of Dubai (49 percent holding). In connection with many of our investments we retain the right to increase our ownership over time, typically to a majority or 100 percent ownership position.
We believe the combined total revenues of our International subsidiaries and associates provide an indication of the spread and capability of our International network.
Customers
Our clients operate on a global and local scale in a multitude of businesses and industries throughout the world and generally range in size from major multinational corporations to middle-market companies. Further, many of our client relationships span decades, for instance our relationship with The Tokio Marine and Fire Insurance Company Limited dates back over 100 years. No one client accounted for more than 10 percent of revenues for fiscal year 2014. Additionally, we place insurance with approximately 2,500 insurance carriers, none of which individually accounted for more than 10 percent of the total premiums we placed on behalf of our clients in 2014.
Competition
We face competition in all fields in which we operate, based on global capability, product breadth, innovation, quality of service and price. We compete with Marsh & McLennan and Aon, the two other major providers of global risk management services, as well as with numerous specialist, regional and local firms. Competition for business is intense in all of our business lines and in every insurance market, and Marsh & McLennan and Aon have substantially greater market share than we do. Competition on premium rates has also exacerbated the pressures caused by a continuing reduction in demand in some classes of business. For example, rather than purchase additional insurance through brokers, some insureds have been retaining a greater proportion of their risk portfolios than previously. Industrial and commercial companies increasingly rely upon their own subsidiary insurance companies, known as captive insurance companies, self-insurance pools, risk retention groups, mutual insurance companies and other mechanisms for funding their risks, rather than buy insurance. Additional competitive pressures arise from

Willis Group Holdings plc

the entry of new market participants, such as banks, accounting firms and insurance carriers themselves, offering risk management or transfer services.

Regulation
Our business activities are subject to legal requirements and governmental and quasi-governmental regulatory supervision in all countries in which we operate. Also, such regulations may require individual or company licensing to conduct our business activities. While these requirements may vary from location to location they are generally designed to protect our clients by establishing minimum standards of conduct and practice, particularly regarding the provision of advice and product information as well as financial criteria. Our three most significant regulatory regions are described below:
United States
Our activities in connection with insurance brokerage services within the United States are subject to regulation and supervision by state authorities. Although the scope of regulation and form of supervision may vary from state to state, insurance laws in the United States are often complex and generally grant broad discretion to supervisory authorities in adopting regulations and supervising regulated activities. That supervision generally includes the licensing of insurance brokers and agents and the regulation of the handling and investment of client funds held in a fiduciary capacity. Our continuing ability to provide insurance brokerage in the states in which we currently operate is dependent upon our compliance with the rules and regulations promulgated from time to time by the regulatory authorities in each of these states.
European Union
In 2005, the European Union Insurance Mediation Directive introduced rules to enable insurance and reinsurance intermediaries to operate and provide services within each member state of the European Union on a basis consistent with the EU single market and customer protection aims. Each EU member state in which we operate is required to ensure that the insurance and reinsurance intermediaries resident in their country are registered with a statutory body in that country and that each intermediary meets professional requirements in relation to their competence, good repute, professional indemnity cover and financial capacity.
United Kingdom
In the United Kingdom, our business is regulated by the Financial Conduct Auditory ('FCA'). The FCA has a wide range of rule-making, investigatory and enforcement powers, and conducts monitoring visits to assess our compliance with regulatory requirements.
The FCA has a sole strategic objective: to protect and enhance confidence in the UK financial system. Its operational objectives are to: secure an appropriate degree of protection for consumers; promote efficiency and choice in the market for financial services; and protect and enhance the integrity of the UK financial system. The FCA also has a duty to act in a way that promotes competition, and to minimize the extent to which regulated businesses may be used for a purpose connected with financial crime. Finally, the FCA has new powers in product intervention. For instance, it can instruct firms to withdraw or amend misleading financial promotions.
Other
Certain of our activities are governed by other regulatory bodies, such as investment and securities licensing authorities. In the United States, our Willis Capital Markets & Advisory business operates through our wholly-owned subsidiary Willis Securities, Inc., a US-registered broker-dealer and member FINRA/SIPC, primarily in connection with investment banking-related services and advising on alternative risk financing transactions. Willis Capital Markets provides advice on securities or investments in the European Union and Australia through our UK wholly-owned subsidiary Willis Capital Markets & Advisory Limited, which is authorized and regulated by the FCA. Willis Capital Markets, through our Hong Kong wholly-owned subsidiary Willis Capital Markets & Advisory (Hong Kong) Limited, is in the process of obtaining securities and advisory licenses through, and will be regulated by, the Hong Kong Securities and Futures Commission.
Our failure, or that of our employees, to satisfy the regulators that we comply with their requirements or the legal requirements governing our activities, can result in disciplinary action, fines, reputational damage and financial harm.

About Willis

All companies carrying on similar activities in a given jurisdiction are subject to regulations which are not dissimilar to the requirements for our operations in the United States and United Kingdom. We do not consider that these regulatory requirements adversely affect our competitive position.
See Part I, Item 1A-Risk Factors ‘Legal and Regulatory Risks’ for discussion of how actions by regulatory authorities or changes in legislation and regulation in the jurisdictions in which we operate may have an adverse effect on our business.
Employees
As of December 31, 2014 we had approximately 18,400 employees worldwide of whom approximately 3,500 were employed in the United Kingdom and 5,900 in the United States, with the balance being employed across the rest of the world. In addition, our associates had approximately 3,700 employees, all of whom were located outside the United Kingdom and the United States.
Executive Officers of the Registrant
The executive officers of the Company as of February 20, 2015 were as follows:
Celia Brown - Ms. Brown, age 60, was appointed as an executive officer on January 23, 2012. Ms. Brown joined the Willis Group in 2010 and serves as the Willis Group Human Resources Director. Prior to joining the Willis Group, Ms. Brown spent over 20 years at XL Group plc where she held a number of senior roles. Ms. Brown served from 2006 to 2009 as the Executive Vice President, Head of Global HR and Corporate Relations at XL Group plc. Following XL Group plc, Ms. Brown formed an independent management consultancy, providing human resources services to not-for-profit, corporate and individual clients.
Dominic Casserley - Mr. Casserley, age 57, was appointed as Chief Executive Officer of Willis Group Holdings and as a member of the Board on January 7, 2013. Prior to joining Willis, Mr. Casserley, was a senior partner of McKinsey & Company, which he joined in New York in 1983. During his 29 years at McKinsey, Mr. Casserley led the firm's Greater China Practice and its UK and Ireland Practice. Mr. Casserley had been a member of the McKinsey Shareholders Council, the firm's global board, since 1999 and for four years served as the Chairman of the Finance Committee of that board.
John Greene - Mr. Greene, age 49, has served as Chief Financial Officer of Willis Group Holdings since June 2, 2014. Mr. Greene joined Willis Group Holdings after more than eight years with HSBC Holdings, where he served as Chief Financial Officer for their global Retail Bank and Wealth Management business. Previously, Mr. Greene served at HSBC Holdings as Chief Financial Officer for HSBC Insurance and Chief Financial Officer for the Consumer & Mortgage Lending business. Prior to HSBC, he was with GE for twelve years in various roles, including Chief Financial Officer for GE Global Business Finance.
Stephen Hearn - Mr. Hearn, age 48, was appointed as an executive officer on January 1, 2012. Mr. Hearn joined the Willis Group in 2008 and was named Chairman and CEO of Willis Global in 2011, CEO of Willis Limited in 2012 and Group Deputy CEO in 2013. Since joining the Willis Group, Mr. Hearn has served as Chairman of Special Contingency Risk, Chairman of Willis Facultative and Chairman and CEO of Glencairn Limited. From 2009 until 2011 he led Faber & Dumas, Global Markets International and Willis Facultative. Prior to joining the Willis Group, Mr. Hearn served as Chairman and CEO of the Glencairn Group Limited and as President and CEO of Marsh Affinity Europe.
Todd Jones - Mr. Jones, age 50, was appointed as an executive officer and Chief Executive Officer of Willis North America on July 1, 2013. Mr. Jones joined Willis in 2003 as the North American Practice Leader for Willis’s Executive Risks Practice and served as the President of Willis North America from 2010 to 2013. Mr. Jones also served as a National Partner for the Northeast Region. Prior to joining Willis, Mr. Jones held various leadership roles in the insurance brokerage industry. Before entering the brokerage industry, he was a financial analyst and corporate banker for a regional bank that is now part of Wells Fargo, focusing on the telecommunications industry.
David Shalders - Mr. Shalders, age 48, was appointed as an executive officer and Group Operations & Technology Director on November 4, 2013. Prior to joining Willis, Mr. Shalders spent over a decade in senior operations and IT roles at the Royal Bank of Scotland Group, most recently as Global COO for Global Banking and Markets. Mr. Shalders also held roles as Head of London & Asia Operations and Head of Derivative Operations for NatWest at RBS.
Timothy D. Wright - Mr. Wright, age 53, was appointed as an executive officer in 2008 and in 2011 was appointed as CEO of Willis International. Mr. Wright served as Group Chief Operating Officer from 2008 to 2011. Prior to joining the Willis Group, he was a Partner of Bain & Company where he led their Financial Services practice in London. Mr. Wright was previously UK

Willis Group Holdings plc

Managing Partner of Booz Allen & Hamilton and led their insurance work globally. He has more than 20 years of experience in the insurance and financial service industries internationally.